UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 19, 2011
Stanley Furniture Company, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-14938	54-1272589

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 Mendenhall Oaks Parkway, Suite 200 High Point, North Carolina	27265

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (276) 627-2010
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On October 19, 2011, Stanley Furniture Company, Inc. (the “Company”) issued a press release announcing the third quarter 2011 operating results. The press release is furnished as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1	Press Release of the Company dated October 19, 2011, announcing the Company’s third quarter 2011 operating results.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

STANLEY FURNITURE COMPANY, INC.
Date: October 19, 2011	By:	/s/ Micah S. Goldstein
Micah S. Goldstein
Chief Financial Officer (Principal Financial and Accounting Officer)